UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

                                  June 19, 2003
                Date of Report (date of earliest event reported)

                               ACTUATE CORPORATION
             (Exact name of registrant as specified in its charter)

        Delaware                       0-24607                   94-3193197
        --------                       -------                   ----------

(State or other jurisdiction        (Commission              (I.R.S. Employer
     of incorporation)               File Number)            Identification No.)


                   701 Gateway Boulevard, South San Francisco,
                     California 94080 (Address of principal
                     executive offices, including zip code)

                                 (650) 837-2000
                         (Registrant's telephone number,
                              including area code)




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Item 9. Regulation FD Disclosure

This Form 8-K is being furnished to report that on June 19, 2003, Actuate issued a press release announcing that it has prevailed in the case of MicroStrategy, Incorporated v. Li, Xue and Actuate Corporation. A copy of the press release is attached as Exhibit 99.1 hereto.




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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              ACTUATE CORPORATION
                                                  (Registrant)

Date: June 19, 2003
                                              /s/___DANIEL_A._GAUDREAU__________
                                              Daniel A. Gaudreau
                                              Senior Vice President, Finance and
                                              Administration and Chief Financial
                                              Officer




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                                INDEX TO EXHIBITS


99.1                Press Release dated June 19, 2003.